UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2012

WUHAN GENERAL GROUP (CHINA), INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34125	84-1092589
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone

Wuhan, Hubei 430200

People’s Republic of China

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (86) 27-5970-0069

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 18, 2012, Philip Lo submitted to Wuhan General Group (China), Inc. (the “Company”) a resignation letter pursuant to which he resigned as the Chief Financial Officer (“CFO”) and Treasurer of the Company, effective immediately.

On the same day, the Company’s Board of Directors (the “Board”) appointed Li Pan as the Company’s Principal Accounting Officer (“PAO”) and Treasurer, effective immediately. Ms. Pan, 28, will perform the services and duties that are normally and customarily associated with the PAO and Treasurer position as well as other associated duties as our Board and Chief Executive Officer reasonably determine.

Ms. Pan brings to the Company financial and accounting experience. She has served as the assistant to the CFO in the Company since August 2010. Prior to joining the Company, Ms. Pan was the Finance Deputy Supervisor and Partial GL accountant for Viewsonic, LTD from March 2008 through August 2010. From July 2005 through January 2008, Ms. Pan was the financial division cost accountant for TCC (yingde) Cement Company Limited. Ms. Pan is fluent in English and Mandarin and received bachelor degrees in Law, Accounting and Business Administration from the Wuhan University of Technology in 2005.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Ms. Pan.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

In connection with the appointment, the Company entered into an employment agreement (the “Employment Agreement”) with Ms. Pan.  Pursuant to the Employment Agreement, Ms. Pan will have an annual base salary of $60,000 as well as customary benefits.  There is no term for the Employment Agreement. Either party can terminate the agreement at any point with three months notice.  A copy of the Employment Agreement is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 10.1.

ITEM 8.01	OTHER EVENTS

On January 18, 2012, the Company issued a press release announcing the appointment of Ms. Pan as Principal Accounting Officer and Treasurer, a copy of which is attached to this Report as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement with Li Pan
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2012	Wuhan General Group (China), Inc.

	By:	/s/ Ruilong Qi
Name: Ruilong Qi
Title: Chief Executive Officer